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                                                                  Exhibit 23(a)

           Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 23, 2007 relating to the financial statements, which appear in American Skandia Life Assurance Corporation Company's Annual Report on Form 10-K for the year ended December 31, 2006.

New York, New York
April 20, 2007